SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549






                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 31, 1996



                       PREMARK INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)



    Delaware              1-19256              36-3461320
 (State or other         (Commission       (IRS Employer
 jurisdiction of         File Number)      Identification No.)
 Incorporation)


      1717 Deerfield Road, Deerfield, Illinois           60015
      (Address of principal executive offices)       (Zip Code)


                              (847) 405-6000
           (Registrant's telephone number, including area code)


Item 2       Acquisition or Disposition of Assets

         On May 31, 1996, the Registrant distributed (the "Distribution") to holders of shares of common stock, par value $1.00 per share, of the Registrant (the "Shares") all the outstanding shares of common stock, par value $.01 per share, of Tupperware Corporation, a Delaware corporation ("Tupperware"). Tupperware was a wholly owned subsidiary of the Registrant which at the time of the Distribution owned and operated, through its subsidiaries, the Tupperware business of the Registrant. Following the Distribution the operations of the Registrant will consist of the Food Equipment Group, the Decorative Products Group and the Consumer Products Group.

         Additional information concerning Tupperware and the Distribution is contained in an information statement dated May 21, 1996 (the "Information Statement"), copies of which have been mailed by the Registrant to the holders of Shares as of the record date for the Distribution. Information requested by this Item and contained in the Information Statement is incorporated herein by reference to the Information Statement.

Item 5.  Other Events

         As a consequence of the Distribution, the 401(k) plan sponsored by the Registrant (the "Registrant 401(k)") holds approximately 3.5 million shares of common stock of Tupperware Corporation and the 401(k) plan sponsored by Tupperware Corporation (the "Tupperware 401(k)") holds approximately 800,000 shares of common stock of Premark International, Inc. The trustee of each such plan is selling, in the case of the Registrant 401(k), such Tupperware common stock and, in the case of the Tupperware 401(k), such Premark common stock, in an orderly manner, and will use the proceeds thereof to purchase the common stock of the company sponsoring the plan.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (b)  Pro Forma Financial Information.

         The following pro forma financial information is being filed herewith.

         (2)  Pro forma consolidated Statement of
              Income for the three months ended March 30, 1996 and the fiscal year ended December 30, 1995.

         (1) Pro forma consolidated Balance Sheet as of March 30, 1996.


         (c)  Exhibits

Exhibit Number                    Description

    2a Form of Distribution Agreement by and among the Registrant, Dart Industries Inc. and Tupperware Corporation (incorporated herein by reference to Exhibit 2 to Form 10, file No. 1-11657, filed by Tupperware Corporation on March 4, 1996, as subse-quently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21, 1996).

    2b Form of Tax Sharing Agreement by and be-tween Premark International, Inc. and Tup-perware Corporation (incorporated herein by reference to Exhibit 10.3 to the Form 10, file No. 1-11657, filed by Tupperware Corporation on March 4, 1996, as subse-quently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21, 1996).

    19 Information Statement dated May 21, 1996 (incorporated by reference to the Form 10, file No. 1-11657, filed by Tupperware Cor-poration on March 4, 1996, as subsequently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21, 1996).

    99 Pro forma consolidated Statement of Income for the three months ended March 30, 1996 and the fiscal year ended December 30, 1995. Pro forma consolidated Balance Sheet as of March 30, 1996.



                        SIGNATURES


         Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly au-thorized.



                             PREMARK INTERNATIONAL, INC.




Dated:  June 13, 1996        By       John M. Costigan
                                ____________________________
                               Name:  John M. Costigan
                               Title: Senior Vice President,
                                      General Counsel and
                                      Assistant Secretary


                             EXHIBIT INDEX



Exhibit Number                    Description

    2a Form of Distribution Agreement by and among the Registrant, Dart Industries Inc. and Tupperware Corporation (incorporated herein by reference to Exhibit 2 to Form 10, file No. 1-11657, filed by Tupperware Corporation on March 4, 1996, as subse-quently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21, 1996).

    2b Form of Tax Sharing Agreement by and be-tween Premark International, Inc. and Tup-perware Corporation (incorporated herein by reference to Exhibit 10.3 to the Form 10, file No. 1-11657, filed by Tupperware Corporation on March 4, 1996, as subse-quently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21, 1996).

    19 Information Statement dated May 21, 1996 (incorporated herein by reference to the Form 10, file No. 1-11657, filed by Tupperware Corporation on March 4, 1996, as subsequently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21,
                   1996).

    99 Pro forma condensed consolidated Statement of Income for the three months ended March
                   30, 1996 and the fiscal year ended
                   December 30, 1995.  Pro forma consolidated
                   Balance Sheet as of March 30, 1996.